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                                                                      EXHIBIT B


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                                      THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                             BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                                    NOTEHOLDERS
                                                 JANUARY 15, 1997

Principal Distribution Amount
Class A-1 Notes:                                                   $0.00    ($ 0.00 per $1,000 original principal amount)
Class A-2 Notes:                                           $8,227,530.24    ($78.79 per $1,000 original principal amount)
Class A-3 Notes:                                                   $0.00    ($ 0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                                   $0.00     ($0.00 per $1,000 original principal amount)
Class A-2 Notes:                                             $143,113.71     ($1.37 per $1,000 original principal amount)
Class A-3 Notes:                                             $516,347.58     ($5.08 per $1,000 original principal amount)

Note Balance:
        Class A-1 Notes                                                                                            $0.00
        Class A-2 Notes                                                                                   $20,880,343.25
        Class A-3 Notes                                                                                  $101,576,574.00

Note Pool Factor:
        Class A-1 Notes                                                                                        0.0000000
        Class A-2 Notes                                                                                        0.1999516
        Class A-3 Notes                                                                                        1.0000000

Certificate Balance                                                                                       $12,137,649.00

Certificate Pool Factor                                                                                        1.0000000

Servicing Fee                                                                                                $119,018.41
Servicing Fee Per $1,000 Note                                                                                      $0.39
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